UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
June 19, 2018
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE
COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-37483 (Commission File Number)	47-3298624 (IRS Employer Identification No.)
3000 HANOVER STREET, PALO ALTO, CA (Address of Principal Executive Offices)	94304 (Zip Code)
(650) 687-5817
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

❑	Emerging growth company

❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On June 19, 2018, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”) issued a press release entitled “Hewlett Packard Enterprise Commits $4 Billion to Accelerate the Intelligent Edge” in connection with its 2018 Discover conference, during which Hewlett Packard Enterprise announced that it plans to invest $4 billion in Intelligent Edge technologies and services over the next four years.

The information reported in this report, including the press release attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press release, dated June 19, 2018, entitled “Hewlett Packard Enterprise Commits $4 Billion to Accelerate the Intelligent Edge” (furnished herewith).

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 19, 2018	HEWLETT PACKARD ENTERPRISE COMPANY By: /s/ RISHI VARMA Name: Rishi Varma Title: Senior Vice President, General Counsel and Assistant Secretary

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